UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 7, 2008

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (800) 649-2877

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the Edison Electric Institute Financial Conference in Phoenix, Arizona before an audience of electric industry analysts and industry professionals on November 11, 2008.

Edison Electric Institute Financial Conference
Phoenix, AZ Nov. 11, 2008
Presented by Robert Young and Pamela Keefe

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated businesses, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs. We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

Ann Warrell
Investor Relations Specialist
(802) 747-5697
e-mail: awarrel@cvps.com

CVPS Profile
• Vermont’s largest integrated electric utility
• CVPS serves 159,000 customers in a territory covering half of the area of Vermont
• Rural service territory of 18 customers per mile of line

Credit Ratings	Standard & Poor’s
Corporate Credit Rating	BB+
First Mortgage Bonds	BBB+
Preferred Stock	B+

COMMON STOCK PROFILE (NYSE: CV) As of Sept. 30, 2008
Market Capitalization Book Value Market-to-Book Price/Earnings Ratio Debt Percentage Equity Percentage Shares Outstanding 12-month Range Average Daily Volume Annualized Dividend Yield	$242,807,998 $19.09 1.23 11.32 47% 53% 10,358,703 $18.17-$38.40 75,336 3.92%

Today’s Discussion Topics
Accomplishments & attributes
Key measures of success
Strategic update
Infrastructure improvements and investments
Financial position and performance
Long-term strategy

Attributes & Recent Accomplishments
Alternative Regulation Plan approved Sept. 30, 2008
Lowest rates among major utilities in New England
Among lowest carbon-emitting power mixes in the U.S.
2007 EEI Emergency Recovery Award for April 2007 storm response
Customer transactional satisfaction rated over 90%
Ranked second in East Region for Customer Satisfaction Index in 2008 J.D. Power phone survey
Met or exceeded 17 SERVE (service quality and reliability) standards for third straight year

Key Measures of Success
Keep customer rates low while maintaining superior reliability
Meet service quality standards
Achieve positive regulatory outcomes
Gained approval of Alternative Regulation Plan
Maintain positive, productive relationship with regulators
Secure stable, long-term, clean, competitively priced energy supplies
Negotiate future contracts with Vermont Yankee and Hydro-Quebec
Meet Vermont’s renewable requirements
Increase rate base on which shareholders earn a return
Complete capital projects through Asset Management Plan, including CVPS SmartPower™, through 2013 and beyond
Continue capital investments in VELCO
Restore corporate credit rating to investment grade

Alternative Regulation Plan Highlights
Plan approved Sept. 30 includes:
Quarterly power cost adjustments
Annual earnings sharing mechanism
75 bp collar, additional 50/50 sharing of next 50 bp below--asymmetric
Annual base rate adjustment
Non-power costs subject to cap
No cost cap in 2009
Expires in 2011 but CV can petition for two-year extension

Alternative Regulation Plan Highlights, cont.
Plan effective as of Nov. 1, 2008
ROE decreased from 10.71% to 10.21% as planned for Nov./Dec. 2008
ROE adjusted annually for 50% of the change in the yield on 10-year Treasury rates, measured during the last 20 trading days prior to each Oct. 15
For 2009, the allowed ROE was adjusted down by 44bp to 9.77%
             ▪ ROE will fall in range between 8.77% and 10.52% (100bp below and 75 bp above 9.77%)
Filed request for new base rates Oct. 31, 2008
First filing may be investigated by PSB for purposes of setting future years’ non-power cost caps
Requested 0.33% rate increase

Future Power Supply Planning
Integrated resource approach to acquiring future power supply
Long-term contract negotiations
Competitive solicitation
New Vermont-based generation
Distributed generation

2007 CVPS ENERGY SOURCES
Nuclear	48.0%
Hydro	39.3%
Oil	1.8%
Wood	3.9%
Methane	0.1%
System Power/unspecified	6.9%

Future Energy Planning Considerations
System reliability
Improving transmission and distribution infrastructure to ensure continued, superior system reliability
Developing CVPS SmartPower™ initiative to improve metering, billing and service
Cost
Forward capacity market
Low-emission choices are more expensive
Environmental impact
CVPS committed to responsible stewardship of the environment through CVPS Cow Power™, CVPS plug ‘n go™ and small renewable energy projects
Energy portfolio diversity
Plan to improve energy portfolio diversity to limit risk exposure to any given source

Long-Term Contract Negotiations Under Way
Hydro-Quebec
Negotiations continuing with Hydro-Quebec
Contract proposal with Hydro-Quebec expected in 2009
Contract may contain wind energy, in addition to hydro
Building capacity for power export a significant economic strategy for Province of Quebec, as well as Hydro-Quebec
Vermont Yankee
Negotiations under way for new contract -- conclusion now expected in 2009
NRC final decision on license extension expected in 2009
Vermont decision on operation extension expected in 2009
State legislative approval required under previous agreement with Entergy

New Portfolio Options
Resource Solicitation
Resource solicitation RFP for new domestic and Canadian contracts scheduled for release in mid-November
Joint RFP with Green Mountain Power and Vermont Electric Cooperative
Responses will be evaluated early in 2009 for decisions in spring 2009
Will help increase portfolio diversity
Future Vermont-based Generation
Joint utility feasibility study results released in August indicate:
A single large or several medium-sized base load plants may warrant consideration given costs, transmission constraints and energy needs
Renewable resources could play important role in addressing Vermont's potential supply gap
http://www.cvps.com/AboutUs/news/FinalGenerationReport.pdf
CVPS and other Vermont utilities have not concluded whether to pursue construction of new Vermont-based generation plants
CVPS may support development of new, medium-sized, base load, in-state generation; interested in power purchase opportunities, if developed

2008 Third Quarter Financial Summary
• Q3 earnings of $0.61 per share

	Quarter ended Sept. 30, 2008	Quarter ended Sept. 30, 2007	Nine months ended Sept. 30, 2008	Nine months ended Sept. 30, 2007
Operating Revenues
Retail sales	$70,362	$69,053	$211,341	$209,736
Resale sales	$10,751	8,030	$40,430	$27,681
Other	$2,654	$2,091	$7,707	$5,833
Total operating revenue	$83,767	$79,174	$259,478	$243,250
Operating Expenses
Purchased power	$40,131	$38,053	$124,319	$120,132
Other operating expenses	$33,201	$34,370	$111,344	$107,173
Income tax expense	$3,120	$1,604	$5,825	$3,848
Equity in Earnings of Affiliates	$4,043	$1,521	$12,242	$4,812
Net Income	$6,481	$4,321	$16,390	$10,548
Earnings per share of common stock – diluted	$0.61	$0.41	$1.55	$0.99

Dollars in thousands, except per share amounts

Liquidity & Financing
	Nine months ended
Cash Flows	Sept. 2008	Sept. 2007
Cash and cash equivalents at beginning of period	$3,803	$2,799
Cash provided by operating activities	$32,611	$21,221
Cash used for investing activities	(26,027)	(16,542)
Cash provided by (used for) financing activities	341	(3,924)
Cash and cash equivalents at end of period	$10,728	$3,554

$60 million first mortgage bonds 6.83% issued in May to replace $53 million bridge (used for 2007 VELCO equity investment)
Remainder used to fund capital projects
May issue up to $25 million in equity in late 2008 or early 2009, depending on market conditions
Reaffirming 2008 earnings guidance of $1.50 to $1.60 per share

Rate Base Trends
CVPS RATE BASE – ACTUAL AND PROJECTED

Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012	2013
Projected Rate Base	$236	$236	$302	$344	$390	$427	$485	$525	$558
Projected CAGR of 10.8% from 2007 - 2013

Aging Infrastructure Drives Cap Ex Increases
Outage frequency increasing due to trees, equipment failure and animal outages
Asset Management Plan addresses reliability with targeted infrastructure spending through 2013 and beyond
Ability to meet SAIFI standard in 2008 in doubt

OVERALL SYSTEM RELIABILITY (SAIFI)
2003	1.86
2004	1.55
2005	1.86
2006	2.09
2007	2.45
2008	2.49*

*trailing 12 months through Sept. 30, 2008 System reliability results indicate need for long-term infrastructure investments Capital Spending Trends

HISTORIC & PROJECTED CAPITAL SPENDING
2005	$17,467,055
2006	$18,059,326
2007	$23,016,710
2008	$40,580,454
2009	$30,316,918
2010	$48,123,353
2011	$54,506,423
2012	$60,285,484
2013	$41,588,520

Historical spending has not been inflated to 2008 dollars. Projected spending includes inflationary assumptions.

VELCO Investment Background
Vermont’s transmission operator
FERC-regulated
Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
Independent management and board of directors
CVPS owns 46%; equity investments generally based on VTA load share of 43%
Organized LLC (called Transco) in 2006 to improve tax advantages of transmission ownership

Additional VELCO Capital Investments
2007 investment financed with a $53 million bridge loan
Refinanced with first mortgage bonds at 6.83%
2008 VELCO investment ~$6 million
2009 VELCO investment ~$21 million, timing TBD

VELCO INVESTMENTS 2004 - 2009
2004	$7,000,000
2005	$0
2006	$23,291,080
2007	$53,000,000
2008	$6,000,000*
2009	$21,000,000
2010	$21,000,000
2011	$21,000,000

Historical figures represent actual amounts; current and future figures are projections.

Capital Needs & Drivers
Issued $60 million first mortgage bonds (20-year, 6.83%) to replace bridge facility
May issue equity of up to $25 million late in 2008 or early in 2009, depending on stock price and market conditions
Will likely issue debt in varying amounts annually through 2012
May issue equity around 2010 to rebalance capital structure
Targeting debt to total capital of approximately 45% over time
Credit facility increase (from $25 million to $40 million) to fund asset management plan until equity issuance

2008 Earnings Guidance & Dividends
2008 Earnings Guidance
$1.50 - $1.60 per diluted share
Guidance Drivers:
Vermont Yankee refueling outage
Seasonal spending
Possible storm activity
Impacts of the economy and weather on retail sales
Lower market prices (exposure largely on resale sales)
Dividends
$ 0.92 annual dividend
3.92% payout ratio (as of Sept.  30, 2008), in line with peers
Long-term strategy is for payout ratio to remain in line with peer utilities
Over short term, significant amount of available capital is being deployed in infrastructure improvements

Long-Term Strategy
Provide superior customer service and reliability
Improve financial strength to restore our credit rating to investment grade and to fuel capital investments in our core business and VELCO
Partner with the state and other utilities to create a vibrant electric future for Vermont

These strategies create shareholder value over the long term

Investment Attributes
1. Progress continues toward improving financial strength
2. Competitive rates and superior operating performance
3. Increasing shareholder value through increasing rate base
4. Dividend payout in line with peer utilities

Appendix
EEI Financial Conference
Phoenix, AZ Nov. 11, 2008

Alternative Regulation Plan Components
Power Cost Adjustments
Quarterly true-up; no cap
Dead band of $315,000 per quarter
First PCAM adjustments on July 1, 2009 based on Q1 results
Non-Power Cost Cap
No non-power cost cap for 2009
Determined annually based on cost of service for previous year
If approved, 2009 base rate filing will be baseline for 2010 cap
Earnings Sharing Mechanism
75 bp collar
Additional sharing band of 50 bp from 75 to 125 below collar; half will be recovered from ratepayers
Earnings in excess of 75 bp above collar will be returned to ratepayers
Earnings sharing adjustment reflected annually in rates on July 1

Alternative Regulation Implementation Timeline
Current rates remain in effect until Jan. 1 or until definitive PSB action (no later than July 1, 2009)
ESAM and PCAM are effective Jan. 1, 2009
No non-power cost cap for 2009

CVPS base rate request filed	October 31, 2008
CVPS Alternative Regulation plan effective	November 1, 2008
ESAM and PCAM effective	January 1, 2009
New rates effective, unless PSB suspends the rate change and investigates rates	January 1, 2009
First PCAM adjustment	July 1, 2009

Long-term Power Contracts – Favorable Pricing
Current market price for power 6 to 7 cents/kWh
Vermont Yankee contract, license expires in 2012
Power currently priced at 4.1 cents/kWh
Supplies 35% of Vermont’s power needs and 43% of CVPS’s power needs
Hydro-Quebec contract begins to expire in 2012
Power currently priced at 6.8 cents/kWh
Energy charge is fixed, but capacity component varies on a unit basis, because of varying monthly volume
Power contract ends in phases from 2012 to 2016
Supplies 32% of Vermont’s power needs and 31% of CVPS’s power needs

Adjusted Rate Base (Per 2008 Alternative Regulation Plan base rate filing Oct. 31, 2008)	dollars in millions
Utility plant in service, net	$314,648
Investments in affiliates	104,670
Working capital allowance	25,940
CWIP	8,570
Accumulated deferred income taxes	(64,255)
Accrued medical & workers’ comp	(1,687)
Other current liabilities	(3,523)
All other, net	(1,042)
Total Rate Base	$383,321
Test year is the 12 months ended Dec. 31, 2007

Return on Equity
Reduced from 10.71% to                                                10.21% in Alternative Regulation Plan
Alternative Regulation Plan Annual ROE Adjustment Mechanism
When base rates are filed, compute the change in 10- year Treasuries year-over-year as measured in the last 20 trading days ending on Oct. 14
For 2009, the ROE adjustment is -44 bps resulting in a 2009 allowed ROE of 9.77%

ALLOWED VS. ACTUAL REGULATORY RETURN ON EQUITY 2005-2007

	2005	2006	2007
Allowed Return on Equity	10.0%	10.0%	10.75%
Actual Return on Equity	2.6%*	10.6%	8.73%
*Reduced performance due to rate reduction and customer refund imposed in 2005 rate decision. Cost of Capital Rates according to 2008 Alt. Reg. base rate filing

	Adjusted	% of Total	Cost Rate	Weighted%
Long-Term Debt	$192,562	45.23%	6.24%	2.82%
Preferred Stock	9,131	2.14%	4.94%	0.11%
Common Equity	224,083	52.63%	9.77%	5.14%
Total	$425,776	100.00%		8.07%

Asset Management Plan Prioritizes Capital Projects
Asset Management Plan Objectives
Use continuous improvement techniques to optimize efficiencies of transmission & distribution, generating and supporting infrastructure assets
Manage the long-term risk of our aging infrastructure
Improve the safety of our assets and keep the system in compliance with the National Electrical Safety Code
Develop optimal replacement and maintenance programs that balance meeting the SERVE standards and customer expectations with available capital and system replacement needs

Current CVPS Power Supply Among Cleanest

2007 CVPS ENERGY SOURCES
Nuclear	48.0%
Hydro	39.3%
Oil	1.8%
Wood	3.9%
CVPS Cow Power	0.1%
Other	6.9%

2007 U.S. ENERGY SOURCES*
Coal	49.0%
Gas	21.0%
Nuclear	19.0%
Hydro	6.0%
Renewables	2.0%
Oil	2.0%
Other	1.0%
*Source: Edison Electric Institute

Vermont Renewable Energy Requirement
Vermont law requires that, by 2013, 5% of state’s total retail sales in 2005, plus net sales growth after 2005, must be met with new renewable resources
New renewables may be:
Hydro, methane recapture, wind, solar, wood products, etc.
Generated in-state or outside Vermont
Increased output from pre-2005 renewable projects
Standard applies collectively to Vermont utilities; if not met, individual RPS standards would be applied
Excludes hydro projects greater than 80 megawatts (Hydro-Quebec)

CVPS Customer Distribution

2007 mWh Sales by Customer Category

Residential	43.2%
Commercial	38.2%
Industrial	18.3%
Other	0.3%

2007 Top 10 Customers as a Percentage of Total mWh Sales

Top 10 Customers	255,513 mWh	11%
Remaining CVPS Customers	2,064,861 mWh	89%

Transactional Customer Service Maintained at Superior Levels

CVPS Transactional Customer Satisfaction
Jan 07	90%
April 07	93%
July 07	92%
Oct 07	88%
Jan 08	93%
April 08	90%
July 08	92%
October 08	93%
National Average	87%

CVPS Compares Favorably in 2008 JD Power Customer Survey
2008 Residential Study (Phone) East Region Customer Satisfaction Index
Energy East	697
Central Vermont Public Service	689
PPL Electric Utilities	687
Allegheny Power	660
FirstEnergy-East	658
Public Service Electric and Gas*	648
Exelon-PECO	647
Pepco Holdings	642
EAST REGION AVERAGE	633
Duquesne Light*	625
Northeast Utilities	623
NSTAR Electric	618
Con Edison	611
National Grid	605
Long Island Power Authority	567
Baltimore Gas & Electric	560

*Caution: Small sample size

Vermont Regulators
Vermont Department of Public Service
Public advocate
Commissioner appointed by governor
Vermont Public Service Board
Adjudicating body
Three-member board
Appointed by governor
Six-year, staggered terms
Governor James Douglas (R)
First elected in 2002, currently finishing third, two-year term
Re-elected in 2008 for fourth term
Previously elected as Vermont Treasurer and Secretary of State

Future Energy Planning

Time Period	Bulk Supply Options	Core Actions	Renewables	Demand	AMI/Rates
2012	HQ contract Extension Negotiations	Resource Choices	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2011	HQ contract Extension Negotiations	E-23 Resource Solicitation	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2010	HQ contract Extension Negotiations	Integrated Resource Plan	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Automated Metering/Information Investment Rate Redesign
2009	HQ contract Extension Negotiations	Resource Choice & Approvals	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign
2008	HQ contract Extension Negotiations ENVY Contract Renegotiation	Legislative Process E-23 Resource Solicitation	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign
2007	HQ contract Extension Negotiations ENVY Contract Renegotiation Vermont Power Plant Feasibility Study	DPS Public Engagement Process Integrated Resource Plan	SPEED New Renewable CHP	Efficiency Vermont Distributed Utility Resources	Rate Redesign

CVPS Cow Power™ Supports Renewable Energy Development
Nation’s first direct farm-to-consumer renewable energy choice program
Creates market for manure-based methane generation
4,000 CVPS customers (2.5%) voluntarily purchase Cow Power
Participation ranked in top 20% of renewable choice programs nationwide
Winner of 2006 Governor’s Environmental Excellence Award
Finalist for 2007 Edison Award

CVPS plug ‘n go™ Makes Environmental Responsibility Attractive to Customers
Program allows customer use of plug-in hybrid electric vehicles with CVPS off-peak electric rates
Allows customers to reduce carbon emissions and gasoline costs by substituting off-peak electricity
Off-peak rates provide transportation cost equivalent to less than $1 per gallon of gasoline
First utility in the nation to offer advantage of off-peak charging with standard tariff rates to plug-in hybrid and electric vehicle owners/customers
Interest in plug ‘n go is expected to increase when mass production of plug-in hybrids begins, probably in 2010

Additional Focus on Renewable Energy Development
Renewable energy projects receiving funding totaling $500,000
CVPS Solar Demonstration Project adjacent to CVPS building
Includes initial installation of 50-kilowatt solar photovoltaic array for educational purposes, with plans for expansion to 700 kilowatts
Manure Fuel Pelletization Study to identify potential of using manure solids for pelletized fuel
Weed Transportation/Digester Study provides funding for transportation of lake weeds to a Cow Power digester to determine its energy value
Southern Loop Renewable Biomass would create a combined-heat and power development fund to develop four small and one large projects in this area
Renewable Energy Education Support teaches skills to help children understand what energy is and how to use it wisely
Vermont Solar and Small Wind Incentive Program supports the installation of new small-scale renewable energy systems
$50,000 grant to Southern Vermont Health and Recreation Center for 73.5-kilowatt solar system containing 420 panels

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

November 7, 2008